                                                                   EXHIBIT 10.13

               THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT


         THIS THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (the "Third Amendment"), dated as of August 15, 2000, is between INDUSTRIAL HOLDINGS, INC. ("Borrower"), and COMERICA BANK-TEXAS ("Agent").

                                    RECITALS:

         A. Borrower Banks and Agent have entered into that certain Amended and Restated Credit Agreement (the "Agreement") dated as of June 17, 1999.

         B. Pursuant to the Agreement, Guarantors executed that certain Amended and Restated Guaranty Agreement (the "Guaranty") dated as of June 17, 1999 which guaranteed to Agent the payment and performance of the Obligations.

         C. Borrower, Banks and Agent have previously amended the Agreement and now desire to amend the Agreement a third time as herein set forth,

         NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         1.1 DEFINITIONS. Capitalized terms used in this Third Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Agreement, as amended hereby.

                                   ARTICLE II

                                   AMENDMENTS

         2.1 AMENDMENT TO ARTICLE II. Section 2.8 is hereby amended by adding a new section (d) thereto to read as follows:

                  (d) In return for the Banks' agreeing to enter into the Third Amendment, the Borrower agrees to pay a fee in the amount of FIFTY THOUSAND AND NO/100 DOLLARS ($50,000.00). TWENTY-FIVE THOUSAND AND NO/100 DOLLARS ($25,000.00) of the fee is payable contemporaneous with the execution of this Third Amendment. The remaining TWENTY-FIVE THOUSAND AND NO/100 DOLLARS ($25,000.00) shall be due and payable on September 22, 2000. In the event that, as of the close of business on September 22, 2000, the Borrower has complied with the requirements of both Subsections 11.1(p) and 11.1(v) hereof, then the Banks shall not be entitled to enforce payment of the remaining TWENTY-FIVE THOUSAND AND NO/100 DOLLARS ($25,000.00) fee and the Borrower shall be relieved of its obligation to pay that remaining portion of the fee.

         2.2 AMENDMENT TO ARTICLE X. Section 10.11, which was added to the Agreement by the Second Amendment, is hereby revised by deleting the Section
10.11 in its entirety and replacing it with the following:

                  Section 10.11 EXPENDITURES. The Borrower shall not make or incur, and will not permit any Subsidiary to make or incur, Capital Expenditures, including Capital Lease Obligations, in excess of $5,500,000.00 for the calendar year 2000. In calculating Capital


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         Expenditures, the Borrower shall not include Capital Expenditures made by its subsidiary, Blastco Services Company.

         2.3 AMENDMENT TO ARTICLE XI. The following Subsections of Article XI are hereby amended by deleting the current provisions, which were added by the Second Amendment to the Agreement, in their entirety and replacing them with the following:

                  Section 11.1(p). Should the Borrower fail to obtain prior to October 23, 2000 new equity and/or debt in a form and substance acceptable to the Banks and its debt subordinate in a fashion acceptable to Banks, in the aggregate principal amount of ONE MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($1,500,000.00).

                  Section 11.1(v). Should the Borrower fail to obtain by October 23, 2000 a default waiver from Heller Financial, Inc., in form and substance acceptable to the Banks, waiving all of the current defaults by the Borrower to Heller Financial, Inc.

                                   ARTICLE III

                              CONDITIONS PRECEDENT

         3.1 CONDITIONS. The effectiveness of this Third Amendment is subject to the satisfaction of the following conditions precedent:

         (a) Agent shall have received all of the following, each dated (unless otherwise indicated) the date of this Third Amendment, in form and substance satisfactory to Agent:

                           (1) RESOLUTIONS. Resolutions of the Board of
                  Directors of Borrower certified by its Secretary or an Assistant Secretary which authorize the execution, delivery, and performance by Borrower and each Guarantor of this Amendment and the other Loan Documents to which Borrower and each Guarantor is or is to be a party hereunder;

                           (2) INCUMBENCY CERTIFICATE. A certificate of
                  incumbency certified by the Secretary or an Assistant Secretary of Borrower and each Guarantor certifying the names of the officers of Borrower and each Guarantor authorized to sign this Amendment and each of the other Loan Documents to which Borrower and each Guarantor is or is to be a party hereunder (including the certificates contemplated herein) together with specimen signatures of such officers;

                           (3) BYLAWS. The bylaws of Borrower certified by the
                  Secretary or an Assistant Secretary of Borrower;

                           (4) GOVERNMENTAL CERTIFICATES. Certificates of the
                  appropriate government officials of the state of incorporation of Borrower and each Guarantor as to the existence and good standing of Borrower and each Guarantor, each dated within ten
                  (10) days prior to the date of this Third Amendment; and

                           (5) ADDITIONAL INFORMATION. Agent shall have received
                  such additional documents, instruments and information as Agent or its legal counsel, Winstead Sechrest & Minick P.C., may request.

         (b) The representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct as of the date hereof as if made on the date hereof;

         (c) Except for as described on Exhibit "A" hereto no Event of Default shall have occurred and be continuing and no event or condition shall have occurred that with the giving of notice or lapse of time or


                                      EX-22
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     both would be an Event of Default.

         (d) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments, and other legal matters incident thereto shall be satisfactory to Agent and its legal counsel, Winstead Sechrest & Minick P.C.

         (e) The Borrower shall have reimbursed the Agent for fees and expenses paid or the fees and expenses of the Agent incurred, in connection with the Second Amendment to the Agreement and this Third Amendment to the Agreement including, but not limited to, the fees and expenses of the Agent's counsel.

                                   ARTICLE IV

                  RATIFICATIONS, REPRESENTATIONS AND WARRANTIES

         4.1 RATIFICATIONS. The terms and provisions set forth in this Third Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement are ratified and confirmed and shall continue in full force and effect. Borrower and Agent agree that the Agreement as amended hereby shall continue to be legal, valid, binding and enforceable in accordance with its terms.

         4.2 REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants to Agent that (i) the execution, delivery and performance of this Third Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and will not violate the articles of incorporation or bylaws of Borrower, (ii) the representations and warranties contained in the Agreement, as amended hereby, and any other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof, (iii) no Event of Default, other than those listed on Exhibit "A", has occurred and is continuing and no event or condition has occurred that with the giving of notice or lapse of time or both would be an Event of Default, and (iv) other than as set forth on Exhibit "A", Borrower is in full compliance with all covenants and agreements contained in the Agreement as amended hereby.

                                    ARTICLE V

         5.1 SWING LINE. The Banks acknowledge that certain disagreements have existed over the Agent's operation of the Swing Line. The Banks further acknowledge and agree that those disagreements are hereby resolved and all claims relating to the Agent's prior operation of the Swing Line are hereby released.

                                   ARTICLE VI

                                  MISCELLANEOUS

         6.1 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in this Third Amendment or any other Loan Document including any Loan Document furnished in connection with this Amendment shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by any Bank or any closing shall affect the representations and warranties or the right of Banks to rely upon them.

         6.2 REFERENCE TO AGREEMENT. Each of the Loan Documents, including the Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Agreement shall mean a reference to the Agreement as amended hereby.

         6.3 EXPENSES OF AGENT. As provided in the Agreement, Borrower agrees to pay on demand all costs and expenses incurred by Agent in connection with the preparation, negotiation, and execution of this Third Amendment and the other Loan Documents executed pursuant hereto and any and all amendments,


                                      EX-23
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modifications, and supplements thereto, including without limitation the costs and fees of Agent's legal counsel, and all costs and expenses incurred by Agent in connection with the enforcement or preservation of any rights under the Agreement, as amended hereby, or any other Loan Document, including without limitation the costs and fees of Agent's legal counsel.

         6.4 SEVERABILITY. Any provision of this Third Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Third Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

         6.5 APPLICABLE LAW. This Third Amendment and all other Loan Documents executed pursuant hereto shall be deemed to have been made and to be performable in Dallas, Dallas County, Texas and shall be governed by and construed in accordance with the laws of the State of Texas.

         6.6 SUCCESSORS AND ASSIGNS. This Third Amendment is binding upon and shall inure to the benefit of the Banks and Borrower and their respective successors and assigns, except Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Banks.

         6.7 COUNTERPARTS. This Third Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

         6.8 EFFECT OF WAIVER. No consent or waiver, express or implied, by the Banks to or for any breach of or deviation from any covenant, condition or duty by Borrower or Guarantor shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

         6.9 HEADINGS. The headings, captions, and arrangements used in this Third Amendment are for convenience only and shall not affect the interpretation of this Third Amendment.

         6.10 NON-APPLICATION OF CHAPTER 346 OF TEXAS FINANCE CODE. The provisions of Chapter 346 of the Texas Finance Code are specifically declared by the parties hereto not to be applicable to this Third Amendment or any of the other Loan Documents or to the transactions contemplated hereby.

         6.11 ENTIRE AGREEMENT. THIS THIRD AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS THIRD AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

         Executed as of the date first written above.


                                BORROWER:

                                INDUSTRIAL HOLDINGS, INC., a Texas corporation

                                By:
                                   -------------------------------
                                Michael N. Marsh
                                President & Chief Executive Officer


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                                ADDRESS FOR NOTICES:

                                Industrial Holdings, Inc.
                                7135 Ardmore
                                Houston, Texas 77054
                                Fax No.: 713-749-9642
                                Telephone No.: 713-747-1025
                                Attention: Mr. Stephen W. Nash


                                AGENT:


                                COMERICA BANK-TEXAS

                                By:
                                   ---------------------------------
                                Robin M. Kain
                                Vice President

                                ADDRESS FOR NOTICES:

                                Comerica Bank - Texas
                                P.O. Box 650282
                                Dallas, Texas 75265-0282
                                Fax No.: (214) 969-6416
                                Telephone No.: (214) 969-6472
                                Attention: Mr. Gary Orr
                                            MC 6507

                                WITH A COPY TO:
                                Comerica Bank - Texas
                                P.O. Box 650282
                                Dallas, Texas  75265-0282
                                Fax No.: (214) 589-4724
                                Telephone No.: (214) 589-4708
                                Attention: Robin M. Kain
                                            MC 6510











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                                BANKS:

Commitment:                     COMERICA BANK-TEXAS
$27,272,727.28
                                By:
                                   --------------------------------
                                           Robin M. Kain
                                           Vice President


                                ADDRESS FOR NOTICES:

                                Comerica Bank - Texas
                                P.O. Box 650282
                                Dallas, Texas 75265-0282
                                Fax No.: (214) 969-6416
                                Telephone No.: (214) 969-6472
                                Attention: Mr. Gary Orr
                                               MC 6507
                                WITH A COPY TO:

                                Comerica Bank - Texas
                                P.O. Box 650282
                                Dallas, Texas  75265-0282
                                Fax No.: (214) 589-4724
                                Telephone No.: (214) 589-4708
                                Attention: Robin M. Kain
                                               MC 6510

                                 LENDING OFFICE FOR BASE RATE ADVANCES

                                 Comerica Bank
                                 1508 West Mockingbird
                                 Dallas, Texas 75235

Commitment:                      HIBERNIA NATIONAL BANK
$9,090,909.09

                                 By:
                                    -------------------------------
                                          Tammy Angelety
                                          Vice President

                                 ADDRESS FOR NOTICES:

                                 Hibernia National Bank
                                 225 Barone Street., 10th Fl.
                                 New Orleans, Louisiana 70112
                                 Fax No.: (504) 533-5099
                                 Telephone No.: (504) 533-2045
                                 Attention: Ms. Tammy Angelety




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      Guarantors hereby consent and agree to this Third Amendment and agree that the Guaranty shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of Guarantors enforceable against Guarantors in accordance with its terms.

GUARANTORS:

A & B Bolt and Supply, Inc., a Louisiana corporation
The Rex Group, Inc., a Texas corporation
Rex Machinery Sales, Inc., a Texas corporation d/b/a
      Rex/Paul's Machine/Sales
Rex Machinery Movers, Inc., a Texas corporation
      d/b/a Ideal Products
USC Holdings, Inc., a Texas corporation
      (f/k/a U.S. Crating, Inc.)
First Texas Credit Corporation, a Texas corporation
Landreth Engineering Company, a Texas corporation
Pipeline Valve Specialty, Inc., a Texas corporation
      (f/k/a Industrial Municipal Supply Company)
Bolt Manufacturing Co., Inc., a Texas corporation,
      d/b/a Walker Bolt Manufacturing Co., Inc.
LSS-Lone Star-Houston, Inc., a Texas corporation
American Rivet Company, Inc., an Illinois
      corporation
Manifold Valve Services, Inc., a Delaware corporation, d/b/a Rogers Equipment & Supply
      Company
Philform, Inc., a Michigan corporation
GHX, Incorporated, a Texas corporation
Regal Machine Tool, Inc., a Texas corporation, f/k/a
      Rex Machine Tool, Inc.
WHIR Acquisition, Inc., a Texas corporation,
      d/b/a Ameritech Fastener Manufacturing
Moores Pump and Supply, Inc., a Louisiana
      corporation
GHX, Incorporated of Louisiana, a Louisiana
      corporation
Beaird Industries, Inc., a Delaware corporation
United Wellhead Services, Inc., a Texas corporation


By:
   ------------------------------------
Name:   Michael N. Marsh
Title:  Chief Executive Officer








                                      EX-27
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                                   EXHIBIT "A"

                           Existing Events of Default



         The Borrower warrants that if is presently in default of only the following provisions of the Agreement:


1.       Failure to pay when due $15,000,000.00 owing to EnSerCo.

2. Failure to comply with Section __ (requiring ____________________) and Section __ (requiring _______________________) of the Borrower's agreement with Heller Financial, Inc.




























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